UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                FEBRUARY 4, 2004
                                ----------------
                                (Date of Report)


                         VENTURES-NATIONAL INCORPORATED
                         ------------------------------
             (Exact name of registrant as specified in its charter)



            Utah                        000-32847               87-0433444
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


                   44352 OLD WARM SPRINGS BOULEVARD
                   --------------------------------
               (Address of principal executive offices)



                                 (510) 824-1200
                                 --------------
              (Registrant's telephone number, including area code)



             1855 NORMAN AVENUE, SANTA CLARA, CALIFORNIA 95054-2029
             ------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         Effective January 31, 2004, Mr. Kenneth L. Shirley, the Chief Executive Officer of the Registrant was appointed to also serve as President of the Registrant upon the resignation of Andrew Glashow, who resigned from his position as President of the Registrant and each of its subsidiaries. Such resignations were not the result of any disagreement between the Registrant and Mr. Glashow. Mr. Shirley became Chief Executive Officer of the Registrant effective January 1, 2004, upon the resignation of Mr. Robert Ciri from that position.

         Effective February 4, 2004, Messrs. Glashow and Ciri resigned from the Board of Directors of the Registrant and each of its subsidiaries. Mr. Joel Gold announce that he will resign from the Board of Directors of the Registrant and each of its subsidiaries effective February 9, 2004. Such resignations were not the result of any disagreement between the Registrant and these individuals.

         The Registrant is considering other candidates to fill the vacancies created by such resignations.

         In connection with the resignations of Messrs. Glashow and Ciri from their positions as executive officers of the Registrant and its subsidiaries and in full satisfaction of all outstanding amounts owing under their respective employment agreements with the Registrant, the Registrant has agreed to make six monthly payments, commencing February 20, 2004, of $8,333.33 (aggregating $50,000), to each of Messrs. Glashow and Ciri.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)  Financial Statements of Business Acquired.

                    Not Applicable

            (b)  Pro Forma Financial Information.

                 Not Applicable

            (c)  Exhibits.

        EXHIBIT NO.       DOCUMENT DESCRIPTION
        -----------       --------------------
           10.1           Settlement Agreement dated as of February 4, 2004 by
                          and among the Registrant, Andrew Glashow and Irrevocable Children's Trust.

           10.2 Settlement Agreement dated as of February 4, 2004 by and among the Registrant, Robert Ciri and Irrevocable Children's Trust.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: FEBRUARY 4, 2004

                                 VENTURES-NATIONAL INCORPORATED

                                 BY: /s/ KENNETH L. SHIRLEY
                                    ---------------------------
                                    NAME:  KENNETH L. SHIRLEY
                                    TITLE: PRESIDENT AND CHIEF EXECUTIVE OFFICER